Amendments & Supplements to Reorganization Agreement

          These amendments and supplements (the "Amendment") to the Reorganization Agreement closed on by the following defined Parties on June 25, 1999 (the "Agreement") are made and entered into by and among AmeriNet Group.com, inc., a Delaware corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended formerly operating as Equity Growth Systems, inc. ("AmeriNet" and the "Exchange Act," respectively); American Internet Technical Center, Inc., a Florida corporation now wholly owned by AmeriNet ("American") and, Messrs. J. Bruce Gleason, a Florida resident ("Mr. Gleason") and Michael D. Umile, a Florida resident ("Mr. Umile;" Messrs. Gleason and Umile being sometimes collectively hereinafter referred to as the "Subscribers"; AmeriNet, American and the Subscribers being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party"). This Agreement is also executed by The Yankee Companies, Inc., a Florida corporation ("Yankees"), for the limited purposes specifically set forth in this Agreement directly involving Yankees.

                                    Preamble:

            WHEREAS, a number of the representations by American and the Subscribers in the Reorganization Agreement and the exhibits thereto have, after post closing review, proved to be materially inaccurate, requiring adjustments to the substantive terms of the Reorganization Agreement; but

            WHEREAS,   the  Parties  have  agreed  that  the  inaccuracies  were
          inadvertent and that the long term consequences thereof may prove minimal, justifying a restructuring that permits the Subscribers to recapture the bulk of the consideration originally contemplated in the Reorganization Agreement; and

            WHEREAS, the Subscribers have advised AmeriNet and Yankees that American requires an immediate infusion of $25,000, in addition to the short term capital requirements disclosed in the Reorganization Agreement; and

            WHEREAS, Yankees has indicated that it is willing to provide such short term capital immediately, by purchasing 250,000 shares of AmeriNet Stock (as hereinafter defined) from the Subscribers, and the Subscribers have agreed to make such AmeriNet stock available for such purposes, immediately paying over such proceeds to American; and

            WHEREAS,   the  Parties   desire  to  formally   memorialize   their
          understandings concerning the required modifications and supplements to the Reorganization Agreement required to effect the foregoing:

            NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby amend and supplement the Reorganization Agreement, as follows:

                                   Witnesseth:

                                   Article One
                            Amendments & Supplements

            The Parties hereby amend & supplement the Reorganization Agreement, in all manners required to reflect the following changes in the terms thereof:

          A. The Parties hereby agree to modify the provisions of the Reorganization Agreement pertaining to the shares of AmeriNet common stock (the "AmeriNet Stock") to be exchanged for all of American capital stock (the "American Stock"), as follows:

            (1) The initial shares of AmeriNet Stock issued to the Subscribers shall be reduced to 1,482,756 shares of AmeriNet Stock and the Subscribers will immediately convey 250,000 of such shares to Yankees in consideration for the sum of $25,000, to be immediately paid by the Subscribers to American as an additional capital contribution, correcting a number of the inaccuracies in their original representations and warranties in the Reorganization Agreement;

            (2) The remaining 750,000 shares of AmeriNet Stock deducted from the shares originally received by the Subscribers shall be immediately returned to AmeriNet for cancellation and shall be reserved for re-issuance to the Subscribers as a component of the shares of AmeriNet Stock issuable pursuant to the Performance Criteria, as a result of which, the aggregate number of shares of AmeriNet Stock issuable shall be increased from 4,500,000 shares to 5,250,000 shares, as follows:

            (3) AmeriNet will issue additional shares of AmeriNet Stock to the Subscribers as additional shares exchanged for American Stock (the "Additional Exchange Shares"), predicated on American's attaining the following annual net, pre-tax profit thresholds determined as of June 30 of each year in accordance with generally accepted accounting principals, consistently applied ("GAAP"), as follows:

                     Goal          Time Frame         Additional Exchange Shares
                 (A) $200,000      2000               500,000 Shares; or
                     $259,000      2000               875,000 Shares;

                 (B) $500,000      2001               800,000 Shares; or
                     $559,000      2001               1,175,000 Shares;

                 (C) $1,000,000    2002               800,000 Shares;
                     $1,500,000    2003               800,000 Shares;
                     $2,000,000    2004               800,000 Shares;
                     $2,500,000    2005               800,000 Shares.

               (D)  In the event  that the  thresholds  are not  attained  and
                      AmeriNet has provided American with at least $250,000 in funding for their operations, then:

                      (1) If the net, pre tax earnings are less than 33% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period will be forfeited;

                      (2) If the net, pre tax earnings are between 33% and 80% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period and the required threshold will be carried over to the next year, increasing both the aggregate threshold and the aggregate bonus attainable for such year; and

                      (3) If the net, pre tax earnings are between 80% and 100% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period shall be prorated.

                 (E) In the event that the thresholds are not attained but AmeriNet has not provided American with at least $250,000 in funding for its operations, then, the Additional Exchange Shares for such period shall be prorated.

          B. The ratio of seats on American's board of directors allocated to designees of the Subscribers shall be reduced from 2/3 to 1/2, the initial board membership being Messrs. Gleason and Umile, Michael Harris Jordan, currently AmeriNet's president, and a further designee of AmeriNet.

          C. Messrs. Gleason's and Umile's annual salaries under their employment agreements with American will be reduced from $75,000 to $52,000, until profits from operations (after required internal investments for expansion) attain the levels contemplated in the Reorganization Agreement, such issue to be revisited monthly until resolved.

          D. If required by AmeriNet, American will hire a senior marketing and production executive to be designated by AmeriNet on terms materially identical to those reflected in the employment agreements between American and the Subscribers and American will acquire the assets and operations of another Internet business capable of in house production and hosting of web sites, designated by AmeriNet.

          E.   Yankees  hereby  covenants  and  agrees to  immediately  purchase
               250,000 shares of AmeriNet Stock from the Subscribers in consideration for $25,000, provided that such sum is paid directly to American, for the purpose reflected above, and acknowledges  that such  shares  have not been  registered  under state or federal securities laws, but rather, are being transferred in reliance on exemptions from the registration requirements thereof predicated on Yankees' status as an accredited investor, investment intent and agreement to legending and stop transfer restrictions required to assure that the shares will not be transferred except in compliance with applicable state and federal securities laws.

                                  Article Five
                                  Miscellaneous

          5.1    Amendment.

            No modification, waiver, amendment, discharge or change of this Amendment shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

          5.2    Notice.

          (a) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

            To AmeriNet:

                            AmeriNet Group.com, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
                   Attention: Michael Harris Jordan, President
                  Telephone (561) 998-3435, Fax (561) 998-3425;
                and, e-mail carrington@flinet.com; ; with a copy
                                       to

                 G. Richard Chamberlin, Esquire; General Counsel
                           Equity Growth Systems, inc.
               14950 South Highway 441; Summerfield, Florida 34491
           Telephone (352) 694-6714, Fax (352) 694-9178; and, e-mail,
                              GrichardCh@aol.com.

            To the Subscribers:

                        At such  addresses as they provide  AmeriNet's  transfer
                   agent for such purpose.

            To American:

                    American Internet Technical Center, Inc.
               440 East Sample Road; Pompano Beach, Florida 33056
                     Attention: J. Bruce Gleason, President.
    Telephone (954) 943-4748; Fax (954) 943-4046; e-mail aitc2@bellsouth.net

            To Yankees:

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
                  Telephone (561) 998-2025, Fax (561) 998-3425;
                       and, e-mail carrington@flinet.com;

            or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

          (b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

            (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Amendment and its exhibits and incorporated materials on their behalf.

            (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Part acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

         5.3    Merger.

            This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

          5.4    Survival.

            The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

          5.5    Severability.

            If any provision or any portion of any provision of this Amendment, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Amendment or the application of such provision or portion of such
          provision  as  is  held  invalid  or   unenforceable   to  persons  or
          circumstances other than those to which it is held invalid or unenforceable, shall not be af-

          fected thereby.

          5.6    Governing Law.

            This Amendment shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law) but any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida.

          5.7    Indemnification.

            Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a con-

          sequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Amendment or otherwise. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

          5.8    Dispute Resolution.

          (a) In any action between the Parties to enforce any of the terms of this Amendment or any other matter arising from this Amendment, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

          (b) In the event of any dispute arising under this Amendment, or the negotiation thereof or inducements to enter into the Amendment, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

            (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, one by Yankees, two by AmeriNet, one by American and one by each of the Subscribers.

            (B) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

            (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, one by Yankees, two by AmeriNet, one by American and one by each of the Subscribers.

            (3) (A) Expenses of mediation shall be borne by American, if successful.

                (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                (C)   If the  terms of the  arbitral  award do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

          5.9    Benefit of Amendment.

            The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

          5.10   Captions.

            The captions in this Amendment are for convenience and reference only and in no way define, describe, extend or limit the scope of this Amendment or the intent of any provisions hereof.

          5.11   Number and Gender.

            All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

          5.12   Further Assurances.

            The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, as-

          signments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Amendment.

          5.13   Status.

            Nothing in this Amendment shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of exchanging stockholders in a transaction meeting the requirements of Section
          368)(a)(1)(B) of the Code, and parties incidental thereto.

          5.14   Counterparts.

          (a)    This Amendment may be executed in any number of counterparts.

          (b)    All  executed   counterparts  shall  constitute  one  Amendment
                 notwithstanding that all signatories are not signatories to the original or the same counterpart.

          (c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Amendment which shall be the document filed with the Commission.

          5.15   License.

          (a) This Amendment is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

          (b) The use of this form of Amendment or of any derivation thereof without Yankees' prior written permission is prohibited.

          (c) This Amendment shall not be construed more strictly against any Party as a result of its authorship.


            In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the date last set forth below.

          Signed, sealed and delivered
            In Our Presence:

                                                      AmeriNet Group.com, Inc.
          --------------------------------

          _________________________________         By: /s/ Michael H. Jordan
                                                Michael Harris Jordan, President
           (Corporate Seal)
                                           Attest: /s/ G. Richard Chamberlin
                                                G. Richard Chamberlin, Secretary
           Dated: August 25, 1999

                                       American Internet Technical Centers, Inc.
          _________________________________       (A Florida corporation)

          _________________________________         By: /s/ J. Bruce Gleason
                                                     J. Bruce Gleason, President
            (Corporate Seal)
                                         Attest:   /s/ Michael D. Umile
                                                     Michael D. Umile, Secretary
           Dated: August 25, 1999

                                                                     Subscribers
          ---------------------------------

          ---------------------------------              /s/  J. Bruce Gleason

          ---------------------------------

          ---------------------------------                /s/ Michael D. Umile

          Dated: August 25, 1999

                                                      The Yankee Companies, Inc.
                                           for the limited purposes specifically
                                                     set forth in this Agreement
          ---------------------------------

          _________________________________        By: /s/ Leonard M. Tucker
                                                 Leonard Miles Tucker, President
          (Corporate Seal)
                                          Attest:  /s/ William A. Calvo, III
                                                William A. Calvo, III, Secretary